UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

TOTAL RETURN FUND

SEMI-ANNUAL REPORT

For the Six Months Ended
September 30, 2007

November 1, 2007

Dear Shareholders:

The Fund

For the six months ending September 30, 2007, the Hester Total Return Fund produced a total return, net of fees, of 8.97%.  The Blended Custom Index appreciated 6.98% while the benchmark indices (S&P 500 Composite Index and Russell 1000) respectively returned 8.39% and 7.99%.

Currently there is no allocation to the fixed income market.  Total assets of the Fund as of September 30 were $11,979,530.  The fund remains fully invested, with cash and equivalents accounting for less than 2.0% of the total fund assets.

Three factors helped the Fund outperform over the past six (6) months.  Relative to the S&P 500 Composite Index, the Fund has overweight positions in the Energy, Industrial, and Technology sectors.  Buyouts by private equity firms also benefited the Fund’s performance.  Holdings in Adesa Inc., Claire’s Stores, First Data Corporation, and SLM Corp. were eliminated from the portfolio when the firms received buyout offers.  Additional investments into the international component of the portfolio also added to the returns during this period of time.  Country Exchange Traded Funds along with ADR positions accounted for 14.4% of the total portfolio as of the end of September.

During the past six months, the six month annualized portfolio turnover was 42.0% which exceeded the twelve months Fund’s turnover rate of 32.2%.  The ten largest holdings in the portfolio are listed below and account for 25.72% of the total portfolio.

Ten Largest Holdings

		Percentage of
Securities	Market Value	Total Net Assets
General Electric Co.	$389,367	3.25%
Intel Corp	387,900	3.24
Hewlett-Packard Co.	352,812	2.95
Exxon Mobil Corp.	305,448	2.55
iShares MSCI EAFE Index Fund	297,324	2.48
American International Group	282,100	2.35
Cisco Systems Inc. Common	271,502	2.27
Baker Hughes	271,110	2.26
Koninklijke Philips Electronics N.V. ADR	269,640	2.25
Waste Connections, Inc.	254,080	2.12
Total	$3,081,283	25.72%

2007 Market Outlook

In the third quarter we witnessed a return of volatility. The stock market experienced a long-anticipated 10% correction. It was a wild ride.  The S&P 500 peaked at 1553.08 on July 19 and then declined 9.43% to 1406.70 on August 15.  At the lowest point of 1370.60 (August 16), it was down 11.75% from July 19 – thus the 10% correction.  The market has responded to the Fed’s actions, global growth remains good, and earnings remain decent (although they are slowing). What has worked has been large-cap multinational companies, technology, energy, and global stocks.

Our analysis leads us to believe that stocks are likely to experience some pull back early in the fourth quarter and then take out the S&P 500’s 1553.08 high and be within a range of 1550 - 1575 for year–end 2007.  For 2008, an upside target might be 1625 - 1650. It is the election year and since 1928-2004, there have been 20 presidential elections. The average gain during an election year has been 13.43% and the median 13.77%.  Seventeen years up and 3 down – those being 1932, 1940, and 2000.  There are no guarantees, but the history is interesting. Fundamentally, with earnings expected to be up 5% - 7%, a dividend yield of approximately 2%, and no multiple expansion expected, market returns are expected to be around 7% to 9%.

We sincerely appreciate the opportunity to serve as investment advisor to the Hester Total Return Fund and hope that our current strong performance continues.

Sincerely,

I. Craig Hester, CFA	John E. Gunthorp, CFA

Past performance is no guarantee of future results.

Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The above discussion is based on the opinion of Ira Craig Hester and John E. Gunthorp, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor. (11/07)

Hester Total Return Fund

INVESTMENT PERFORMANCE as of 9/30/07 (Unaudited)

					Since
	Six	One	Three	Five	Inception
	Months	Year[1]	Year[1]	Year[1]	9/30/98[1]
Hester Total Return Fund[2]	8.97%	18.07%	10.19%	14.87%	8.47%
Blended Custom Index[3]	6.98%	13.68%	10.72%	12.52%	6.00%
Stock Market Indices
Hester Total Return Fund –
Equities Only	9.47%	20.41%	12.94%	18.57%	10.66%
Russell 1000	7.99%	16.90%	13.77%	15.98%	6.80%
S&P 500 Composite Index	8.39%	16.43%	13.12%	15.42%	6.28%
Bond Market Indices
Hester Total Return Fund –
Bonds Only	0.00%[4]	0.0%[4]	0.0%[4]	0.0%[4]	7.42%
Lehman Brothers U.S.
Intermediate Govt/Credit
Bond Index	2.73%	5.44%	3.50%	3.82%	5.17%
Lehman Brothers U.S.
Govt/Credit Bond Index	2.51%	5.54%	3.80%	4.24%	5.34%
Cash Equivalents Indices
90-day U.S. Treasury Bills	2.69%	5.28%	4.05%	2.94%	3.69%
Consumer Price Index	1.50%	2.66%	3.13%	2.85%	2.72%
Gross Expense Ratio:  1.99% / Net Expense Ratio:  1.73%.  The advisor has contractually agreed to waive fees through 7/30/08.

[1]	Annualized
[2]	For all periods but the since inception, the Total Fund Return and the Equities Only return do not match due the periodic holding of short-term investments.
[3]	75% S&P 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index
[4]	The Fund did not hold any bonds during this period

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-811-0215.

Hester Total Return Fund

Index Descriptions:

S&P 500 Composite Index:  The index is a broad-based, capitalization-weighted, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Each stock is weighted by its proportion of the total market value of all 500 issues.  Thus, larger companies have a greater effect on the index.

Russell 1000 Index:  This index includes the largest 1000 securities in the Russell 3000.  It is extensively a large cap segment of the U.S. equity universe representing approximately 92% of the U.S. market.  The index is reconstituted annually so that new and growing equities may be included.

Lehman U.S. Govt/Credit Bond Index: The Government/Credit Index includes securities in the Government and Credit Indices.  The Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).  The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The Lehman Brothers U.S. Intermediate Government/Credit Bond Index is the INTERMEDIATE component of the U.S. Government/Credit Index.  Thus it includes intermediate maturities of the Government Index and the Credit Index.  As of September 30, 2007 the longest maturity Government/Credit Index had an average maturity of 8.10 years and the Intermediate Index an average maturity of 4.63 years according to Lehman Brothers.

90-day U.S. Treasury Bills:  Provide a measure of riskless return.  The rate of return is the average interest rate available on the beginning of each month for a Treasury bill maturing in ninety days.

Consumer Price Index:  A measure of the average change in prices over time of goods and services purchased by households.

One cannot invest directly in an index.

Hester Total Return Fund

SECTOR ALLOCATION At September 30, 2007 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)
As a shareholder of the Hester Total Return Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 – 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts ("IRA") will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However,

Hester Total Return Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)
the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/07	9/30/07	4/1/07 – 9/30/07*
Actual	$1,000	$1,090	$8.88
Hypothetical (5% annual
return before expenses)	$1,000	$1,016	$8.57

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 88.6%
Aerospace & Defense: 1.4%
2,000	General Dynamics Corp.	$168,940
Automobiles: 0.8%
803	Toyota Motor Corp. - ADR	93,839
Beverages: 2.0%
4,250	The Coca-Cola Co.	244,248
Capital Markets: 3.8%
1,837	Affiliated Managers
	Group, Inc.*	234,236
5,100	Bank Of New York
	Mellon Corp.	225,114
		459,350
Commercial Services & Supplies: 6.1%
4,000	H&R Block, Inc.	84,720
8,000	Labor Ready, Inc.*	148,080
7,600	Republic Services, Inc.	248,596
8,000	Waste Connections, Inc.*	254,080
		735,476
Communications Equipment: 2.3%
8,200	Cisco Systems, Inc.*	271,502
Computers & Peripherals: 7.4%
4,336	Dell, Inc.*	119,674
7,086	Hewlett-Packard Co.	352,812
1,469	International Business
	Machines Corp.	173,048
9,250	Seagate Technology	236,615
		882,149
Distributors: 0.8%
2,100	WESCO
	International, Inc.*	90,174
Diversified Financial Services: 2.1%
5,400	Citigroup, Inc.	252,018
Electronic Equipment & Instruments: 0.4%
1,459	Tyco Electronics Ltd.	51,692
Energy Equipment & Services: 3.3%
3,000	Baker Hughes, Inc.	271,110
6,000	TETRA
	Technologies, Inc.*	126,840
		397,950
Food Products: 1.3%
15,000	Del Monte Foods Co.	157,500
Gas Utilities: 1.3%
3,000	Equitable Resources, Inc.	155,610
Health Care Equipment & Supplies: 2.6%
1,400	C.R. Bard, Inc.	123,466
1,459	Covidien Ltd.*	60,549
3,127	DENTSPLY
	International, Inc.	130,208
		314,223
Health Care Providers & Services: 1.9%
3,900	Quest Diagnostics, Inc.	225,303
Household Durables: 2.3%
6,000	Koninklijke Philips
	Electronics N.V. - ADR	269,640
Industrial Conglomerates: 3.8%
9,405	General Electric Co.	389,367
1,459	Tyco International Ltd.	64,692
		454,059
Insurance: 5.4%
4,170	American International
	Group, Inc.	282,100
2,700	Cincinnati Financial Corp.	116,937
2,600	Hartford Financial
	Services Group, Inc.	240,630
		639,667
IT Services: 5.2%
5,600	Accenture Ltd.	225,400
6,250	Broadridge Financial
	Solutions, Inc.	118,437
4,000	Fidelity National
	Information Services, Inc.	177,480
5,000	Western Union Co.	104,850
		626,167
Machinery: 2.7%
2,300	Illinois Tool Works, Inc.	137,172
3,670	Joy Global, Inc.	186,656
		323,828
Media: 6.7%
6,500	CBS Corp. - Class B	204,750

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 88.6% (Continued)
Media: 6.7% (Continued)
4,000	Comcast Corp. -
	Special Class A*	$95,840
2,500	Lamar Advertising
	Co. - Class A*	122,425
8,400	News Corp.	184,716
5,000	Viacom, Inc. - Class B*	194,850
		802,581
Metals & Mining: 3.5%
5,200	Alcoa, Inc.	203,424
4,600	Peabody Energy Corp.	220,202
		423,626
Multi-Utilities: 2.0%
8,500	MDU Resources
	Group, Inc.	236,640
Oil, Gas & Consumable Fuels: 4.6%
700	Apache Corp.	63,042
2,100	ConocoPhillips	184,317
3,300	Exxon Mobil Corp.	305,448
		552,807
Pharmaceuticals: 1.0%
4,800	Pfizer, Inc.	117,264
Semiconductor & Semiconductor
Equipment: 3.2%
15,000	Intel Corp.	387,900
Software: 4.8%
6,500	Amdocs Ltd.*	241,735
7,300	Microsoft Corp.	215,058
5,500	Oracle Corp.*	119,075
		575,868
Specialty Retail: 0.5%
4,039	Foot Locker, Inc.	61,918
Textiles, Apparel & Luxury Goods: 2.0%
4,186	Hanesbrands, Inc.*	117,459
2,174	Nike, Inc.	127,527
		244,986
Thrifts & Mortgage Finance: 1.4%
4,588	Washington Mutual, Inc.	162,002
Trading Companies & Distributors: 0.7%
900	W.W. Grainger, Inc.	82,071
Wireless Telecommunication
Services: 1.3%
5,100	SK Telecom Co.,
	Ltd. - ADR*	151,470
TOTAL COMMON STOCKS
(Cost $8,022,687)		10,612,468
INVESTMENT COMPANIES: 10.4%
2,250	iPath MSCI India
	Total Return	163,576
2,000	iShares Dow Jones Home
	Construction Index Fund	39,740
400	iShares FTSE Xinhua
	China 25 Index Fund	72,000
1,050	iShares MSCI Brazil
	Index Fund	77,227
3,600	iShares MSCI Canada
	Index Fund	117,828
3,600	iShares MSCI EAFE
	Index Fund	297,324
450	iShares MSCI Emerging
	Markets Index Fund	67,253
1,500	iShares MSCI France
	Index Fund	57,690
3,650	iShares MSCI Germany
	Index Fund	126,217
1,100	iShares MSCI Mexico
	Index Fund	64,669
950	iShares MSCI South Korea
	Index Fund	64,657
1,100	iShares MSCI Spain
	Index Fund	66,880
1,100	Powershares Halter
	USX China	36,663
		1,251,724
TOTAL INVESTMENT COMPANIES
(Cost $1,101,266)		1,251,724

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares	Value
SHORT-TERM INVESTMENT: 1.8%
214,884	AIM Treasury Portfolio -
Institutional Class	$214,884
TOTAL SHORT-TERM INVESTMENT
(Cost $214,884)	214,884
TOTAL INVESTMENTS: 100.8%
(Cost $9,338,837)	12,079,076
Liabilities in Excess
of Other Assets: (0.8)%	(99,546)
TOTAL NET ASSETS: 100.0%	$11,979,530

ADR American Depository Receipt.
*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value (cost $9,338,837) (Note 2)	$12,079,076
Receivables:
Investment securities sold	25,810
Dividends and interest	14,868
Prepaid expenses	7,464
Total assets	12,127,218

LIABILITIES
Payables:
Investment securities purchased	119,275
Investment advisory fees, net	4,463
Administration fees	2,466
Fund accounting fees	2,155
Transfer agent fees	4,393
Chief compliance officer fees	799
Other accrued expenses	14,137
Total liabilities	147,688

NET ASSETS	$11,979,530
Net asset value, offering and redemption price per share
($11,979,530/316,203, shares outstanding; unlimited
number of shares authorized without par value)	$37.89

COMPONENTS OF NET ASSETS
Paid-in capital	$7,885,954
Accumulated net investment loss	(5,764)
Accumulated net realized gain on investments	1,359,101
Net unrealized appreciation on investments	2,740,239
Net assets	$11,979,530

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of $188 foreign withholding tax)	$75,626
Interest	7,029
Total investment income	82,655

EXPENSES (Note 3)
Investment advisory fees	41,293
Administration fees	15,041
Transfer agent fees	12,534
Fund accounting fees	11,029
Audit fees	9,026
Registration fees	4,224
Legal fees	5,115
Reports to shareholders	3,294
Miscellaneous expenses	2,256
Trustee fees	3,761
Chief compliance officer fees	2,507
Custody fees	1,804
Insurance expense	501
Total expenses	112,385
Less: fees waived	(12,270)
Net expenses	100,115
Net investment loss	(17,460)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	987,283
Change in net unrealized appreciation on investments	8,145
Net realized and unrealized gain on investments	995,428
Net increase in net assets resulting from operations	$977,968

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(17,460)	$20,690
Net realized gain on investments	987,283	467,465
Net realized gain on
in-kind distribution (Note 6)	—	597,210
Change in net unrealized appreciation
(depreciation) on investments	8,145	(188,138)
Net increase in net assets
resulting from operations	977,968	897,227
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(9,294)
From net realized gain	—	(268,834)
Total distributions to shareholders	—	(278,128)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(11,292)	(2,430,512)
Total decrease in net assets	966,676	(1,811,413)
NET ASSETS
Beginning of period	11,012,854	12,824,267
End of period	$11,979,530	$11,012,854
Undistributed (accumulated)
net investment income (loss)	$(5,764)	$11,696

(a)          Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2007		Year Ended
	(Unaudited)		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	14,724	$553,197	22,302	$745,334
Shares issued in reinvestment
of distributions	—	—	7,497	261,860
Shares redeemed	(15,231)	(564,489)	(99,657)	(3,437,706)
Net increase (decrease)	(507)	$ (11,292)	(69,858)	$(2,430,512)

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2007(1)		2007	2006		2005	2004	2003
Net asset value,
beginning of period	$34.77		$33.17	$33.86		$33.76	$26.19	$34.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	(0.06)		0.07	0.00	(2)	(0.10)	(0.17)	(0.02)
Net realized and
unrealized gain (loss)
on investments	3.18		2.41	2.69		2.92	9.12	(6.76)
Total from
investment
operations	3.12		2.48	2.69		2.82	8.95	(6.78)
LESS DISTRIBUTIONS:
From net investment
income	—		(0.03)	—		—	—	(0.04)
From net realized gain	—		(0.85)	(3.38)		(2.72)	(1.38)	(1.75)
Total distributions	—		(0.88)	(3.38)		(2.72)	(1.38)	(1.79)
Net asset value,
end of period	$37.89		$34.77	$33.17		$33.86	$33.76	$26.19
Total return	8.97	%(4)	7.47%	8.21%		8.20%	34.52%	(19.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$12.0		$11.0	$12.8		$13.0	$10.1	$10.0
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.90	%(5)	1.96%	1.82%		1.76%	1.91%	1.89%
After fees waived and
expenses absorbed	1.70	%(5)	1.70%	1.70%		1.74%	1.91%	1.89%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.50	)%(5)	(0.09)%	(0.12)%		(0.36)%	(0.52)%	(0.09)%
After fees waived and
expenses absorbed	(0.30	)%(5)	0.17%	0.00	%(3)	(0.34)%	(0.52)%	(0.09)%
Portfolio turnover rate	25	%(4)	28%	24%		25%	24%	17%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited)

NOTE 1 – ORGANIZATION
Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company.  The Fund commenced operations on October 12, 1988.  Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund.  Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

The Fund’s investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk.  The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2007, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncement. Effective September 28, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Massachusetts.  As of September 28, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2004 through 2007.  The Fund has no examination in progress.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Hester Capital Management, L.L.C., (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million.  For the six months ended September 30, 2007, the Fund incurred $41,293 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its annual ratio of expenses to average net assets will not exceed 1.70%.  For the six months ended September 30, 2007, the Advisor waived $12,270 in fees for the Fund.  The Advisor is permitted to seek reimbursement from the Hester Total Return Fund subject to limitations for fees waived and/or Fund expenses its pays over the following three years after payment.

At September 30, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $61,982. Advisor may recapture a portion of the above amount no later than the dates as stated below:

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

Year of Expiration	Amount
March 31, 2008	$2,113
March 31, 2009	$16,254
March 31, 2010	$31,345
March 31, 2011	$12,270

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund’s average daily net assets or $30,000.  For the six months ended September 30, 2007, the Fund incurred $15,041 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2007, the Fund was allocated $2,507 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the "Distributor") serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the "Custodian") serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2007, was $3,203,092 and $2,837,103, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2007.

Hester Total Return Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)
The cost basis of investments for federal income tax purposes at September 30, 2007 was as follows:

Cost of investments	$9,354,750
Gross tax unrealized appreciation	$3,008,712
Gross tax unrealized depreciation	(284,386)
Net tax unrealized appreciation	$2,724,326

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended September 30, 2007 and the year ended March 31, 2007 for the Fund was as follows:

	Six Months Ended
	September 30, 2007	March 31, 2007
Distributions paid from:
Ordinary income	$ —	$ 14,647
Long-term capital gain	—	263,481

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$2,716,181
Undistributed ordinary income	32,532
Undistributed long-term capital gain	366,895
Total distributable earnings	399,427
Other accumulated gains/(losses)	—
Total accumulated earnings	$3,115,608

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income and grantor trust distributions.

NOTE 6 – REDEMPTION IN KIND
On November 14, 2006, six shareholders redeemed a total of $2,200,793 from the Hester Total Return Fund as a redemption in-kind transaction.  In this transaction, the Fund distributed a proportionate amount of securities in the Fund’s portfolio to the shareholders. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.

Hester Total Return Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)
A description of the policies and procedures that the Hester Total Return Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 811-0215 and by accessing the Fund’s website at www.hestercapital.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0215.  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)
The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 811-0215.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Hester Capital Management, LLC (the "Advisor") for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group for year-to-date, three-year, five-year and ten-year time periods, and that the Fund’s one-year performance was slightly below the peer group median.  The Board also noted that the Fund’s year-to-date and one-year performance were ranked in the third quartile, the three-year performance was ranked in the fourth quartile and the five-year and ten-year performance were ranked in the second quartile.  The Board noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board determined that the advisory fee is below the fee the Advisor charged its separately managed accounts at lower asset levels and above the fee for separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts are not identical, and was not excessive.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.70%.  The Board noted that the advisory fee was below the median for its peer group both on a contractual basis and net of fee waivers or expense reimbursements.  The Board noted that, while the Fund’s total expense ratio is higher than the peer group median, it appeared to be generally in line with the expenses of the peer group.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Hester Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for "soft dollars".  The Board also considered that the Fund does not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.).

Advisor
HESTER CAPITAL MANAGEMENT, L.L.C.
1301 S. Mo-Pac Expressway, Suite 350
Austin, TX  78746

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(866) 811-0215

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA  94105-3441

Hester Total Return Fund
Symbol – AHTRX
CUSIP – 742935703

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date   December 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date   November 29, 2007

* Print the name and title of each signing officer under his or her signature.